SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 22, 2011

Tactical Air Defense Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada		88-0455809
(State or other jurisdiction		(IRS Employer
of Incorporation)		Identification Number)
123 West Nye Lane, Suite 517
Carson City, Nevada 89706
(Address of principal executive offices)

(775) 888-6744
(Issuer’s Telephone Number)

_____________________________________________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

Cornucopia Financing

On April 1, 2011, Tactical Air Defense Services, Inc. (the “Company”) entered into a letter of intent (the “LOI”) with Cornucopia, Ltd. (“Cornucopia”) in connection with a proposed financing arrangement. A copy of the LOI was attached as an exhibit to our Form 8-K filed on April 5, 2011, the terms of which are hereby incorporated by reference. Pursuant to the terms of the LOI and subject to further negotiation and final agreement and documentation, Cornucopia agreed to provide the Company up to One Million Dollars (US$1,000,000) in separate rounds of financing.

On April 25, 2011, the Company and Cornucopia entered into a Securities Purchase Agreement (the “Initial SPA”) for the initial round of the One Million Dollar (US$1,000,000) financing under the LOI. Pursuant to the terms of the Initial SPA, Cornucopia agreed to provide the Company with an initial Four Hundred Thousand Dollars (US$400,000) in financing through the sale and issuance by the Company of a total of 1,333,332 shares of Series B Preferred Stock (the “Preferred Stock”) in two separate tranches. A copy of the Initial SPA was attached as an exhibit to our Form 8-K filed on April 28, 2011, the terms of which are hereby incorporated by reference. As disclosed in the above reference Form 8-K and our Form 8-K filed on May 26, 2011, the Company has closed the initial round of Four Hundred Thousand Dollars (US$400,000) in financing.

Pursuant to the terms of the LOI, Cornucopia agreed to provide subsequent financing in the total amount of Six Hundred Thousand Dollars (US$600,000 and the “Subsequent Financing”), as required by and requested by the Company, through the sale and issuance by the Company of additional shares of Preferred Stock.

On July 22, 2011, the Company and Cornucopia entered into a Securities Purchase Agreement (the “Second SPA”) wherein Cornucopia purchased an additional 437,445 shares of Preferred Stock for a total purchase price of Two Hundred Thousand Dollars (US$200,000). The rights, preferences and privileges of the Preferred Stock are outlined in the Certificate of Designation designating the Preferred Stock, which was attached as an exhibit to our Form 8-K filed on April 28, 2011 and is hereby incorporated by reference. A copy of the Second SPA has been attached as an exhibit to this Form 8-K, and is hereby incorporated by reference.

The terms and conditions of the proposed and possible future Subsequent Financings under the LOI shall remain governed by the terms of the LOI.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

As described above, pursuant to the terms of the Second SPA, the Company agreed to issue 437,445 shares of Preferred Stock to Cornucopia, Ltd.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 5, 2011, the Company amended its Articles of Incorporation with the Nevada Secretary of State increasing the Company’s authorized shares of Common Stock. A complete description of the increase and a copy of the amendment to the Articles of Incorporation have been provided in the Company’s Definitive Schedule 14C Information Statement filed on July 5, 2011, the terms of which are hereby incorporated by reference.

Item  7.01

Regulation FD Disclosure.

Press Releases

On August 11, 2011, the Company issued a press release relating to the events as described herein.  A copy of this press release is furnished as an exhibit to this Report.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Number	Description

10.1	Letter of Intent between Tactical Air Defense Services, Inc. and Cornucopia, Ltd. (Attached as an exhibit to our Form 8-K filed on April 5, 2011 and incorporated herein by reference)

10.2	Securities Purchase Agreement between Tactical Air Defense Services, Inc. and Cornucopia, Ltd. dated July 22, 2011

99.1	Press release dated as of August 11, 2011 entitled “Tactical Air Defense Services Receives Additional Round of Funding from Cornucopia, Ltd.” (Deemed Furnished)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 12, 2011	Tactical Air Defense Services, Inc. /s/ Alexis C. Korybut
By: Alexis C. Korybut Its: Chief Executive Officer